UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Allied Motion Technologies Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** IMPORTANT MESSAGE ABOUT VOTING YOUR SHARES - PLEASE READ ***

Recently, NYSE and SEC rule changes were enacted changing how shares held in brokerage accounts are voted in director elections. If YOU do not vote your shares on Proposal One (Election of Directors) or Proposal Two (Amendment to the Articles of Incorporation), your brokerage firm cannot vote them for you and your shares will remain unvoted. Previously, if your broker did not receive instructions from you, they were permitted to vote your shares for you in director elections. Effective January 1, 2010, brokers are no longer allowed to vote uninstructed shares.

THEREFORE, IT IS VERY IMPORTANT THAT YOU VOTE YOUR SHARES FOR ALL PROPOSALS

In addition to casting your vote by marking, signing, dating and returning the enclosed voting instruction form in the enclosed postage paid envelope, there are two additional convenient ways to vote that are available 24 hours a day.

YOU ALSO CAN VOTE IN TWO CONVENIENT WAYS

    VOTE BY INTERNET

Visit: www.proxyvote.com

Follow these easy steps:

• Read the accompanying Proxy Statement and voting instruction form

• Go to the website www.proxyvote.com

• Have your voting instruction form in hand when you access the website

• Follow the simple instructions

    VOTE BY PHONE

Call the toll-free number provided on the voting instruction form

Follow these easy steps:

• Read the accompanying Proxy Statement and voting instruction form

• Call the toll-free number printed on the enclosed voting instruction form

• Have your voting instruction form in hand when you call the toll-free number

• Follow the simple recorded instructions:

• Press 1 to vote as the Board recommends

• Press 2 to vote each proposal individually

THERE IS NO NEED TO RETURN YOUR VOTING INSTRUCTION FORM

IF YOU ARE VOTING BY INTERNET OR TELEPHONE

VOTE	HOURS